Exhibit 10.18

租赁合同

Lease contract

国锐广场写字楼

Guorui Plaza Office Building

;

【B】座【15】层【1501-1508】房间

Room 1501-1508, floor [15], block [B]

签约时间：【2019】年【7】月【30】日

Date of signing: [30th] [July] 2019]

签约地点：北京亦庄经济开发区

Signing place: Beijing Yizhuang Economic Development Zone

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Lease contract of Guorui Plaza Office Building (office)	The third edition in 2019

目录

Directory

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国税广场写字楼租赁合同( 办公)	2019年第三版
Lease contract of Guorui Plaza Office Building (office)	The third edition in 2019

签约双方

The two parties signed

出租人：北京凯朋科技发展有限公司	(以下简称“甲方”)

Lessor: Beijing Kaipeng Technology Development co., LTD. (hereinafter referred to as “party a”)

法定代表人：丁科

Legal representative: Ding Ke

注册地址：北京市密云区经济开发区兴盛南路8号开发区办公楼501室-1846(经济开发区集中办公区)

Registered address: Room 501-1846, Office Building of Development Zone, No. 8 XingXheng South Road, Economic Development Zone, Miyun District, Beijing (Centralized Office Area of Economic Development Zone)

通讯地址：北京亦庄经济技术开发区荣华南路1号售楼处

Address: sales office, no. 1, RongHua road, YiZhuang Economic and Technological Development Zone, Beijing

联系人：国锐广场租赁中心

Contact: Guorui Plaza Leasing Center

联系电话：010-53508866

Contact number: 010-53508866

承租人：数海信息技术有限公司	（以下简称“乙方”）

The lessee: Shuhai information technology co., LTD. (hereinafter referred to as “party b”)

法定代表人：刘志欣

Legal representative: liu zhixin

注册地址：

Registered address:

通讯地址：

Mailing address:

联系人：刘志欣

Contact person: liu zhixin

联系电话：18600849987

Contact number: 18600849987

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Lease contract of Guorui Plaza Office Building (office)	The third edition in 2019

特别说明：

Special notes:

一、甲方作为产权方声明，甲方未授权任何一家企业代为行使出租权，所有租赁合同均由甲方与承租人签订，本协议下有特殊约定除外。

I. party a, as the property owner, declares that party a has not authorized any enterprise to exercise the lease right on its behalf, and all lease contracts shall be signed by party a and lessee, except for special provisions hereunder.

二、甲方已委托北京澳西物业管理有限公司（以下简称“物业服务公司”）为国锐广场提供物业服务。

Ii. Party a has entrusted Beijing ouxi property management co., LTD. (hereinafter referred to as “property service company”) to provide property services for guorui plaza.

三、北京世邦魏理仕物业管理服务有限公司（CBRE）已就国锐广场B座写字楼的物业管理向北京澳西物业管理有限公司提供物业管理顾问服务。

CBRE has provided property management consulting services to ouxi property management co., LTD for the property management of the office building B of guorui plaza.

四、乙方在签署本合同时，对物业相关事项已完全知晓，确认无任何异议。

Iv. When signing this contract, party b has been fully aware of relevant matters of the property and confirms that there are no objections.

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第一部分 协议书

Part I agreement

甲乙双方经友好协商签订本租赁合同（以下简称“本合同”），并同意：本合同连同附件，及将来就本合同达成的补充协议（如有），共同构成本合同不可分割的一部分，具有同等法律效力。

This lease contract (hereinafter referred to as the “contract”) is entered into by and between party a and party b through friendly negotiation, and both parties agree that this contract, together with the appendixes hereto and any future supplementary agreement (if any), shall form an integral part hereof and have the same legal effect.

1.租赁物业基本情况及交付

1. Basic information and delivery of the leased property

1.1租赁物业的位置：国锐广场B座15层 1501、1502、1503、1504、1505、1506、1507、1508共8套房间（在本合同中统一简称“租赁物业”，如图所示，详见附件一）。

1.1 location of the leased property: 1501, 1502, 1503, 1504, 1505, 1506, 1507 and 1508 on the 15th floor of block B of guorui plaza (collectively referred to as “leased property” in this contract, as shown in the figure, see annex I for details).

1.2租赁物业的建筑面积为2007.46平方米（包括租赁物业应分摊的公用建筑面积）。

1.2 the gross area of the leased property is 2007.46 square meters (including the Shared common gross area of the leased property).

甲乙双方确认不因该建筑面积发生任何变化对本合同租期内的费用（包括但不限于租金、租赁保证金、物业管理费等）做任何调整。

Party a and party b confirm that they will not make any adjustment to the fees (including but not limited to rent, lease deposit, property management fee, etc.) during the lease term of this contract due to any change in the floor area.

1.3 租赁物业交付日为：2019年8月8日。

1.3 delivery date of the leased property: August 8, 2019.

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1.4甲方告知乙方：在与乙方签署租赁合同前，租赁物业中1501、1502、1504、1505、1506、1508共6套房屋已设定抵押。

1.4 party a shall inform party b that before signing the lease contract with party b, six set of houses in the leased property have been mortgaged, namely, room 1501, 1502, 1504, 1505, 1506 and 1508.

2. 租期

2. The lease

2.1租赁物业的租期自2019年10月8日至2022年10月7日（其中包括开始日期和终止日期）。

2.1 the lease term of the leased property is from October 8, 2019 to October 7, 2022 (including the start date and end date).

2.2在本协议项下的租赁期限内，甲方同意给予乙方共计 6个月的优惠期，即2019年10月8日至2019年12月7日， 2020年10月8日至2020年12月7日， 2021年10 月8日至2021年12月7日（包括首尾两日），优惠期内，乙方按优惠期租金标准向甲方支付租金，同时仍需向甲方委托的物业服务公司支付足额的物业管理费、公共事业费（包括但不限于水、电）及其他相关费用。

2.2 under this agreement within the lease term, party a agrees to give party b a total of 6 months of holidays, namely the October 8, 2019 to December 7, 2019, October 8, 2020 to December 7, 2020, October 8, 2021 to December 2021, 7 (including fore and aft two days), the preferential period, party b pay the rent to party a by holidays rent standard, at the same time still need to pay to the property service company commissioned by party a in full of the property management fees, utilities (including but not limited to, water, electricity) and other relevant expenses.

3.租金

3. The rent

3.1从租金起付日（即2019年10月8日）开始，每满12个日历月为一租赁年度（简称“租赁年度”），2019年10月8日至2020年10月7日为首年度，以后的租赁年度依此类推。

3.1 from the date of payment of rent (i.e., October 8, 2019), each calendar month with the completion of 12 calendar months shall be a lease year (referred to as “lease year”), October 8, 2019 solstice October 7, 2020 shall be the first year, and the subsequent lease year shall be the same.

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3.2优惠期全部租金为 1 元/月；

3.2 the whole rent for the preferential period is 1 yuan/month;

标准月租金为225922.89元。

The standard monthly rent is RMB225,922.89.

3.3租金已包含增值税，不包含物业管理费、物业管理费保证金、公共事业费（包括但不限于水、电）及其他相关费用。

3.3 the rent includes VAT, excluding property management fee, property management deposit, public utilities fee (including but not limited to water and electricity) and other related fees.

3.4月为自然月，租期不满一个月时，租金按当月租金金额除以当月日历总天数乘以实际承租天数计算。

3.4 the month is a natural month. If the lease term is less than one month, the rent shall be calculated by dividing the rent amount of the month by the total number of calendar days of the month and multiple the number of actual rental days.

4.租金及租赁保证金支付

4. Payment of rent and rental deposit

4.1在签署本合同之日起三个工作日内，乙方须向甲方交纳租赁物业的首期租金，首期租金应为三个月的标准月租金、及优惠期租金，共计人民币677770.68元（大写：陆拾柒萬柒仟柒佰柒拾元陆毛捌分，已包含增值税）。

4.1 within three working days from the date of signing this contract, party b shall pay the first installment rent of the leased property to party a. the first installment rent shall be the standard monthly rent of three months and the preferential period rent, totaling RMB 677770.68 (in words: six hundred and seventy-seven thousand seven hundred and seventy eight yuan, including VAT).

4.2在签署本合同当日，乙方须向甲方交纳租赁物业的租赁保证金（以下简称“保证金”），保证金应为三个月的（不含优惠期）标准月租金，共计人民币677768.68元（大写：陆拾柒萬柒仟柒佰陆拾捌元陆毛捌分，已包含增值税），以保证乙方遵守执行本合同项下乙方应遵守和履行的规定和条件。

In 4.2 on the day of signing of this contract, party b shall pay to party a the rental deposit (hereinafter referred to as the “deposit”), the margin should be three months (excluding holidays) standard rent, a total of 677768.68 yuan, which includes VAT, to ensure party b to abide by party b under this contract shall comply with and perform the provisions and conditions.

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租赁期内保证金数额不足时，乙方应当在接到甲方通知后一周内补足。

During the lease term, if the deposit is insufficient, party b shall make up the deposit within one week after receiving the notice from party a.

4.3乙方按 3 个月为周期向甲方支付应付租金，租期内每期租金到期前20日以支票、刷卡、转账、电汇等方式向甲方缴纳下期租金。

4.3 party b shall pay the rent payable to party a every three months, and shall pay the next rent to party a by check, credit card, transfer, teletransfer.etc. 20 days before the expiration of each rental term.

4.3.1支票方式：

4.3.1 Pay by check :

银行支票抬头写为：北京凯朋科技发展有限公司

Receiver: Beijing kaipeng technology development co., LTD

4.3.2转账方式：

4.3.2 Remittance:

选择直接划帐，划帐至：

Pay to:

汇款账号：346766281152

Remittance account: 346766281152

开户行：中国银行北京青年路支行

Bank: Beijing qingnian road branch, bank of China

开户公司：北京凯朋科技发展有限公司

Name of account: Beijing kaipeng technology development co., LTD

4.4甲方应在收到乙方支付的每期全部应付租金后15个工作日内向乙方开具增值税发票。

4.4 party a shall issue a VAT invoice to party b within 15 working days after receiving all the rental payable by party b.

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乙方同意由乙方指定人员在足额支付当期全部款项后15日内至甲方指定发票开具处自行领取增值税发票。

Party b agrees that the person designated by party b shall, within 15 days after the full payment of the current amount, collect the VAT invoice from the invoice issuing office designated by party a.

乙方未足额支付当期全部款项的，甲方有权拒绝向乙方开具任何增值税发票。

If party b fails to make full payment for the current period, party a shall have the right to refuse to issue any VAT invoice to party b.

同时，乙方因未及时领取前述增值税发票导致乙方损失的，由乙方自行承担。

Meanwhile, if party b fails to receive the aforesaid VAT invoice in time and causes losses to party b, party b shall bear the losses by itself.

4.5乙方承诺因其自身原因或政府相关规定等原因导致乙方无法享受增值税抵扣，由乙方自行承担相应的损失。

4.5 party b undertakes that if it is unable to enjoy VAT deduction due to its own reasons or relevant government regulations, it shall bear the corresponding losses by itself.

乙方的开票信息如下：

Party b’s billing information is as follows:

纳税人名称：数海信息技术有限公司

Taxpayer name: shuhai information technology co., LTD

纳税人识别号：91110106330406791C

Taxpayer identification number: 91110106330406791C

注册地址、电话：北京市丰台区星火路1号1幢11层11E1房间（乙方新设公司后变更相应房屋注册地址到租赁物业、且按照本合同约定形式告知甲方的，则相应房屋以租赁物业地址作为联系地址）

Registered address and telephone: room 11E1, 11th floor, building 1, no.1, xinghuo road, fengtai district, Beijing

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开 户 行：招商银行股份有限公司北京丰台科技园支行 账号：110915142610601

Opening bank: China merchants bank co., LTD. Beijing fengtai science and technology park branch account number: 110915142610601

4.6因乙方提供的开票信息错误导致甲方开具的增值税发票错误，甲方可以向乙方重新开具，但因此产生的损失（如有）由乙方承担，乙方应在向甲方重新开具时立即向甲方承担，否则，甲方有权拒绝重新开具。

4.6 if the VAT invoice issued by party a is wrong due to the wrong billing information provided by party b, party a may re-issue the VAT invoice to party b, but the loss (if any) arising therefrom shall be borne by party b. party b shall immediately bear the loss when re-issuing the VAT invoice to party a. otherwise, party a shall have the right to refuse to re-issue the VAT invoice.

5.通知和送达

5. Notice and delivery

5.1本合同项下的通知应以书面形式发出，合同各方均应按合同抬头部分所载明的联系地址向其他方发送通知。

5.1 the notice hereunder shall be sent in writing, and each party shall send the notice to the other party at the contact address specified in the header of the contract.

任何一方改变联系人、联系地址或联系电话的，均应在改变后的72小时内通知其他方；

If either party changes its contact person, address or telephone number, it shall notify the other party within 72 hours after the change.

如未接到一方的改变通知，则仍以变化前的联系方式为有效的联系方式。

If no notice of change has been received from one party, the contact information before the change shall remain the valid contact information.

5.2发出的通知应按照以下方式确认送达时间：

5.2 the notice sent shall be confirmed as follows:

5.2.1如以专人手递方式送达，则以收件人接收通知时为送达时间，若收件人拒绝签收，则通知留置联系地址之时即视为送达；

5.2.1 if the notice is delivered by hand, the time of delivery shall be taken as the time when the recipient receives the notice. If the recipient refuses to sign for the receipt, the notice shall be deemed delivered when the contact address is retained.

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5.2.2如以邮寄方式（含特快专递）送达，并且邮资已付，则以邮寄后的第三个工作日为送达时间，通知因收件人拒绝签收或无人收件等被退回的情形不影响送达效力。

5.2.2 if it is sent by mail (including Fedfax) and the postage has been paid, the third working day after mailing shall be the time of delivery, and the notification of the return due to the recipient’s refusal to sign for the delivery or the unreceived item shall not affect the effectiveness of delivery.

5.3因本合同所引发的争议需诉讼或仲裁解决的，则本合同抬头部分所记载的联系地址即为人民法院或仲裁机构向当事人送达法律文书（包括但不限于传票、起诉书、判决书、裁定书）的有效送达地址；

5.3 if any dispute arising from this contract needs to be resolved by litigation or arbitration, the contact address recorded in the header of this contract shall be the effective address for service of legal documents (including but not limited to summons, indictment, judgment and order) to the parties by the people’s court or arbitration institution;

合同一方改变联系地址、且改变通知已按照本合同约定的方式及时限送达至其他方的，则以变化后的联系地址作为有效送达地址。

If either party changes its contact address and the notice of change has been sent to the other party in the manner and time limit agreed herein, the contact address after change shall be taken as the effective address for service.

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（本页为签章页，无正文）

(this page is the signature page with no text)

甲方：(盖章)	乙方：(盖章)
Party a: (seal)	party b: (seal)

法定代表人或授权代表：	法定代表人或授权代表：
Legal representative	Legal representative
or authorized representative:	or authorized representative:

年 月 日	年 月 日
Date:	Date:

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第二部分 通用条款

Part II general clause

1.基本情况

1. Basic information

1.1租赁物业位于北京市亦庄经济技术开发区荣华南路1号国锐广场。

1.1 the leased property is located at guorui plaza, no.1, ronghua road, yizhuang economic and technological development zone, Beijing.

1.2租赁物业的用途

1.2 purpose of leasing property

1.2.1租赁物业的用途仅限为办公。

1.2.1 the use of the leased property is limited to office only.

乙方同意不用于本合同中所明确规定的办公用途以外的其他任何用途。

Party b agrees not to use it for any purpose other than the office purpose specified herein.

乙方拟在租赁物业地址设立新公司并进行工商注册的，甲方可配合提供所需的注册资料（仅以甲方持有的资料为限）。

If party b intends to establish a new company at the address of the leased property and conduct industrial and commercial registration, party a may cooperate in providing the required registration materials (only the materials held by party a are limited).

1.2.2若乙方拟将该租赁物业用于办理乙方新设公司（以下简称“新设公司”，新设公司的名称以新设公司的营业执照中所记载的公司名称为准）的工商注册登记手续的，自新设公司营业执照获签发之日起10个工作日内，乙方应向甲方提供由乙方签署并加盖新设公司公章的营业执照（一式两份）。

1.2.2, if party b intends to use the leased property for party b to set up a new company (hereinafter referred to as the “new company”, set up a new business license of the company by the name of the new company recorded in the name of the company) of the industrial and commercial registration formalities, the new company business license within 10 working days from the date of the issue, party b shall be provided to party a by party b signed and stamped with official seal of the new company business license (duplicate).

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乙方亦应促使新设公司自其营业执照获签发之日起10个工作日( 最迟不应晚于自本合同第一部分第2.1条约定的租期开始日起算30个自然日) 内就该租赁物业与乙方及甲方签署由甲方提供版本的租赁合同转让协议( 以下简称“转让协议”) , 以达到乙方将其在本合同项下的全部权利义务转让给新设公司的目的。

Party b also should contribute to the newly established company since the business license ten working days from the date of the issue (should not be later than the latest from the first part of article 2.1 of this contract agreed in the lease beginning date is 30 calendar days) within the rental property with party b and signed by party a to provide party a version of the lease contract transfer agreement (hereinafter referred to as the “transfer agreement”), party b in order to achieve it in all the rights and obligations under this contract to the purpose of the new company.

在甲方、乙方和新设公司签署转让协议后, 乙方仍应对新设公司履行本合同项下的全部义务承担不可撤销的连带保证责任。

After party a, party b and the newly established company sign the transfer agreement, party b shall still assume the irrevocable joint and several guarantee liability for the newly established company to perform all the obligations hereunder.

乙方于本合同项下缴纳的保证金于转让协议依法成立并生效时自动转为新设公司于本合同项下向甲方缴纳的保证金。

The deposit paid by party b hereunder shall automatically be transferred to the deposit paid by the newly established company to party a hereunder when the transfer agreement is legally established and becomes effective.

在乙方向甲方退还本合同项下的保证金收据后, 甲方将向新设公司重新开具保证金收据。

After party b returns the deposit receipt under this contract to party a, party a will issue a new deposit receipt to the newly established company.

若为租赁备案登记手续之目的需要甲方和新设公司另行订立新租赁合同的, 则乙方亦应当促使新设公司与甲方另行签署由甲方提供版本的新租赁合同。

If party a and the new company need to enter into a new lease contract for the purpose of leasing registration, party b shall also urge the new company to sign a new lease contract with party a in the version provided by party a.

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除应对乙方、交付日、租赁期、交付条件( 如适用) 及其他甲方认为有必要调整的条款做相应调整外, 新租赁合同的其他约定应与本合同的约定保持一致。

Other provisions of the new lease contract shall be consistent with the provisions of this contract, except that party b, delivery date, lease term, delivery conditions (if applicable) and other provisions deemed necessary by party a to be adjusted accordingly.

1.2.3若新设公司在合同期内未获设立( 以新设公司营业执照是否获签发为标志) 或无论何种原因转让协议未获新设公司签署、成立并生效的, 则乙方应继续履行其于本合同项下的义务并享有其于本合同项下的权利。

1.2.3 if the newly established company is not established during the term hereof (indicated by whether the business license of the newly established company is issued or not) or the transfer agreement is not signed, established and effective for whatever reason, party b shall continue to perform its obligations hereunder and enjoy its rights hereunder.

1.3租赁物业的交付

1.3 delivery of leased property

1.3.1在协议书约定的交付日, 乙方应到租赁物业同甲方办理交付手续, 甲方将租赁物业按照当日现状( 当日现状见附件二, 该附件将作为甲方向乙方交付租赁物业和本合同终止时乙方向甲方返还租赁物业的验收依据) 交给乙方, 乙方签署附件二后即确认租赁物业处于适租状态, 亦视为交付手续已办理完毕, 除前述附件二外, 双方不再另行办理交付手续。

1.3.1 At the date of agreement delivery , party b shall delivery formalities to rental property with party a, party a will lease property in accordance with the present situation of the day (see annex 2 the status quo, the the attachments will be delivered as a to b lease property and terminate this contract when party b party a shall return the leased property acceptance basis) to party b, party b is confirmed after in annex ii lease property is in a state of optimal rent, also the procedure of delivery shall be deemed to have completed, in addition to the foregoing accessories double, both sides will no longer be the delivery formalities.

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乙方接收出租场地, 视为认可甲方交付的场地符合乙方的承租要求。

When party b accepts the leased site, it shall be deemed to recognize that the site delivered by party a meets the leasing requirements of party b.

1.3.2如非因甲方的原因及不可抗力原因, 乙方未能在交付日办理进驻手续, 本合同中的交付日、起租日及租期等本合同约定的其他期限的起止日期并不因此而更改, 甲方仍有权按照本合同收取租金及相关之各项费用。

1.3.2 if party b fails to go through the settlement formalities on the delivery date except for reasons attributable to party a and force majeure, and the delivery date, lease start date, lease term and other terms agreed herein shall remain unchanged, party a shall still have the right to collect rent and related fees in accordance with this contract.

此时, 视为租赁物业已经由甲方按照合同的约定条件和标准于当日交付给乙方。

At this time, the leased property shall be deemed to have been delivered to party b by party a on the same day in accordance with the terms and standards agreed herein.

1.3.3但如果乙方没有按照有关约定在交付日前缴纳完毕应当缴纳的款项, 包括但不限于租金、保证金等, 甲方有权利拒绝向乙方履行交付义务。

1.3.3 however, if party b fails to pay the due amount, including but not limited to rent and deposit, before the delivery date as agreed, party a shall have the right to refuse to perform the delivery obligation to party b.

2.租期

2. The lease

2.1优惠期

2.1 the promotional

优惠期内, 乙方按优惠期租金标准向甲方支付租金, 同时仍需向甲方委托的物业服务公司足额支付物业管理费、物业管理费保证金( 如有) 、公共事业费( 包括但不限于水、电) 及其他相关费用。

During the preferential period, party b shall pay the rent to party a according to the rent standard of the preferential period, and still pay the property management fee, property management fee deposit (if any), public utilities fee (including but not limited to water and electricity) and other relevant fees to the property service company entrusted by party a.

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双方理解, 优惠期租金以本协议双方不得无故提前解除为前提, 即为附前提条件的给予乙方优惠期内的租金优惠, 若甲方违约提前解除本合同, 乙方仍应享受优惠期租金待遇。

It is understood by both parties that the rent during the preferential period is subject to the premise that both parties shall not unreasonably terminate the agreement in advance, namely, the rent during the preferential period is subject to the preconditions. If party a breaches the contract and terminates the contract in advance, party b shall still enjoy the preferential period rent treatment.

如乙方违约导致本合同解除, 乙方仍应按照本合同约定的标准月租金向甲方支付优惠期租金, 在本合同终止之日起五日内, 乙方须向甲方补齐全部优惠期租金。

In case of termination of this contract due to party b’s breach, party b shall still pay the concessionary rent to party a in accordance with the standard monthly rent agreed herein. Party b shall make up all the concessionary rent to party a within five days from the date of termination of this contract.

乙方逾期补交优惠期租金的, 每逾期一日, 应按照应补缴租金总额的百分之五支付违约金。

If party b delays in paying the rent for the preferential period, it shall pay liquidated damages equal to 5% of the total amount of the rent payable for each day overdue.

2.2续租

2.2 lease

租期到期, 乙方愿意继续承租的, 应在租期届满之前提前六个月以上向甲方书面提出, 征得甲方书面同意后, 双方应就续租事宜进行协商, 有关续租的条件和条款须经甲方与乙方双方共同协商同意, 届时双方另行签订续租租赁合同。

Lease expires, party b is willing to continue to rent, should be more than six months in advance before the expiration of the lease to party a in written form, after written consent of party a, both parties should be relet matters to negotiate, the renewal of the terms and conditions shall be mutually agreed by party a and party b, then both parties prior to renewal the lease contract.

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甲方同意, 在同等条件下, 乙方有优先租赁权。

Party a agrees that, under the same conditions, party b has the right of first lease.

如双方就续租在租期届满之前提前六个月未达成一致意见并签署租赁合同, 合同到期日双方租赁关系终止, 同时甲方在本合同租期届满前90日内, 有权与他方洽谈并签署租赁合同。

If the parties fail to reach an agreement and sign the lease contract six months prior to the expiration of the lease term, the lease relationship between the parties shall terminate upon the expiration of the contract and party a shall have the right to negotiate and sign the lease contract with the other party within 90 days prior to the expiration of the lease term hereof.

在提前通知并得到乙方同意的情况下, 甲方有权在通常的工作时间( 周一至周五, 8:30-17:30) 陪同新租户参观乙方使用的租赁物业, 乙方不得反对, 并应提供协助。

With prior notice and consent of party b, party a shall have the right to accompany the new tenant to visit the leased property used by party b during normal working hours (Monday to Friday, 8:30-17:30), and party b shall not object and shall provide assistance.

2.3到期后滞留物业的处理

2.3 treatment of stranded property upon expiration

如乙方于租期到期既没有签订续租租约又没有得到甲方书面认可而继续滞留在租赁物业内的, 不视为双方之间有不定期租赁合同关系。

If party b continues to stay in the leased property at the expiration of the lease term without signing a renewal lease or obtaining written approval of party a, it shall not be deemed as having an indefinite term lease relationship between the parties.

届时每滞留一日, 乙方应向甲方支付违约金, 违约金标准为当年度日租金标准二倍。

In case of any delay, party b shall pay party a a penalty equal to twice the living rent of the current year.

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3.租金及费用

3. Rent and expenses

3.1租金

3.1 the rent

3.1.1乙方应以银行支票、现金或甲方认可的其他方式支付。

3.1.1 party b shall pay by bank check, cash or other means approved by party a.

使用银行支票付款的, 如果出票人和乙方名称不一致的, 乙方应同时向甲方提供出票人同意为乙方付款的书面证明。

In case of payment by bank check, if the name of the drawer is inconsistent with that of party b, party b shall provide party a with written proof that the drawer agrees to pay for party b.

届时如不能提供的, 甲方有权拒收票据并视为乙方没有付款。

If party b fails to provide the bill at that time, party a shall have the right to reject the bill and consider that party b has not paid.

3.1.2月为自然月, 租期不满一个月时, 租金按当月租金金额除以当月日历总天数乘以实际承租天数计算。

3.1.2 month is a natural month. If the lease term is less than one month, the rent shall be calculated by dividing the monthly rent amount by the total number of calendar days of the month by the actual number of days of lease.

3.2 政府税项、印花税及其他费用

3.2 government taxes, stamp duties and other fees

甲乙双方应按有关政府部门的相关法律、法规规定及合同约定支付各自应缴纳的税费。

Party a and party b shall pay their respective taxes in accordance with relevant laws and regulations of relevant government departments and the contract.

甲方和乙方各自承担其律师费( 如有)。

Party a and party b shall bear their respective legal fees (if any).

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3.3其他费用

3.3 other expenses

3.3.1乙方应当支付租赁物业所发生之物业管理费、物业管理费保证金、水费、热水费、电费、通讯费、空调加时费、停车费、停车管理费以及其他各项费用。

3.3.1 party b shall pay the property management fee, deposit for property management fee, water fee, hot water fee, electricity fee, communication fee, overtime air conditioning fee, parking fee, parking management fee and other expenses incurred by the leased property.

3.3.2乙方应按照同物业服务公司签署的管理合同之约定按时直接向物业服务公司缴纳上述相关费用。

3.3.2 party b shall, in accordance with the provisions of the management contract signed with the property service company, directly pay the above-mentioned fees to the property service company on time.

4.物业管理

4. Property management

4.1甲方已委托北京澳西物业管理有限公司( 以下简称“物业服务公司”)为国锐广场写字楼提供物业服务。

4.1 party a has entrusted Beijing ouxi property management co., LTD. (hereinafter referred to as “property service company”) to provide property services for the office building of guorui plaza.

4.2乙方应在本合同签订同时同物业服务公司签署物业管理合同并受其约束。

4.2 party b shall sign and be bound by the property management contract with the property service company at the same time when this contract is signed.

4.3物业管理费单价为人民币33.6元/月/建筑平方米, 缴纳方式为“押三付三”。

4.3 the unit price of property management fee is RMB 33.6 / month/construction square meters, and the payment method is “pay three months with deposit of three months”.

4.4乙方同意, 2022年10月7日之前物业管理费保持不变;

4.4 party b agrees that the property management fee shall remain unchanged before October 7, 2022;

2022年10月7日以后, 甲方及/或物业服务公司有权根据市场情况合理地修订物业管理费收费标准。

After October 7, 2022, party a and/or the property service company shall have the right to revise the property management fee standard reasonably according to the market situation.

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4.5依据本条前述之约定及在与物业服务公司签署物业管理合同后, 乙方同意将应支付给物业服务公司的物业管理费、物业管理费保证金, 直接支付至甲方账户( 账户信息以甲方要求为准), 由甲方代为收取并转支付给物业服务公司;

4.5, based on the foregoing agreement and this article after the property management contract of property service company, party b should agree to pay property services company of property management fees, property management fee deposit, direct payment to party a’s account (account information will be subject to party a’s requirements), paid by party a to collect and convert to the realty service company;

乙方足额支付每笔应付款项后, 视为向物业服务公司履行完毕付款义务;

Party b shall be deemed to have fulfilled the payment obligation to the property service company after making full payment of each payment.

其他款项( 如有)水费、电费、违约金、实际损害赔偿金等应支付给物业服务公司的, 由乙方自行向其交纳。

Other payments (if any) such as water, electricity, liquidated damages and actual damages shall be paid to the property service company by party b.

5.租赁保证金

5. Lease deposit

5.1保证金相关事宜

5.1 matters related to the deposit

5.1.1租期内保证金将由甲方持有, 不计利息。

5.1.1 during the lease term, the deposit shall be held by party a without interest.

在符合本合同约定的条件下, 保证金将由甲方向乙方无息返还, 乙方无权以保证金抵付其在本合同项下的任何应付款项。

Subject to the conditions agreed herein, the deposit shall be returned by party a to party b without interest and party b shall have no right to use the deposit against any amount payable hereunder.

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5.1.2如果乙方违反本合同项下的规定, 甲方将有权解除本合同并扣留部分或全部保证金作为因乙方违约而对甲方的合理经济补偿和/或赔偿。

5.1.2 if party b breaches this contract, party a shall have the right to terminate this contract and withhold part or all of the deposit as reasonable economic compensation and/or compensation to party a due to party b’s breach.

5.1.3尽管如此, 甲方可以选择不解除本合同, 而从保证金中扣除相应数目的金额以补偿和/或赔偿由于乙方违约不遵守或不履行本合同义务而给甲方造成的损失( 保证金不足以补偿和/或赔偿损失的, 甲方有权另行追偿不足部分)。

5.1.3 nevertheless, party a may choose not to terminate this contract, and the amount deducted from the deposit number corresponding to compensation and/or damages due to party b default don’t abide by the contract or fail to perform the obligations of party a due to losses (margin is not enough to make it up to and/or compensate for the losses, party a has the right to recover the insufficient part separately).

在这种情况下, 乙方应在收到甲方书面通知之日起15日内补足已扣除的保证金。

In such case, party b shall, within 15 days upon receipt of the written notice from party a, make up the amount of deposit deducted.

如果乙方未按时补足, 延期超过15日, 甲方有权书面通知乙方解除本合同并收回全部或部分租赁物业。

If party b fails to make up the rent on time and the delay exceeds 15 days, party a shall have the right to give a written notice to party b to terminate the contract and take back all or part of the leased property.

在此情况下, 保证金将被甲方全部没收, 并甲方有权利向乙方追讨损失赔偿。

In such case, the deposit shall be forfeited by party a and party a shall have the right to recover damages from party b.

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5.2保证金的返还

5.2 return of the deposit

本合同租期期满或提前终止后, 甲方自下列条件全部成就之日起的30个工作日内, 将按照本合同约定做出扣除( 如有)后的保证金余额( 如有)一次性无息退还乙方:

Upon expiration or early termination of this contract, party a shall, within 30 working days from the date of full achievement of the following conditions, return the deposit balance (if any) after deduction (if any) as agreed herein to party b in a lump sum without interest:

5.2.1乙方将租赁房屋恢复到约定状态( 甲方同意接受的可不予拆除)且使之处于可租赁状态的租赁物业及其装修、设备和设施返还给甲方。

5.2.1 party b shall return the leased premises to the agreed state (which may not be dismantled if agreed by party a) and make the leased premises in the leaseable state as well as the decoration, equipment and facilities thereof to party a.

5.2.2因乙方发生违约、不遵守或不履行本合同中的各项条款和条件及不遵守、不履行乙方应履行的条款, 而引起的索赔得到解决或者使甲方得到满意的担保。

5.2.2 claims arising from party b’s breach, non-compliance or non-performance of the terms and conditions of this contract and the terms and conditions to be fulfilled by party b shall be settled or guaranteed to party a’s satisfaction.

5.2.3乙方与甲方、物业服务公司结清本合同终止前租赁物业发生的全部费用( 包括但不限于在合同期内一切应付未付的租金、滞纳金、违约金及赔偿金)及相应的增值税税款。

5.2.3 party b shall settle with party a and the property service company all expenses incurred in leasing the property prior to the termination of this contract (including but not limited to all outstanding rent, overdue fine, liquidated damages and compensation payable during the contract period) and the relevant VAT taxes.

5.2.4乙方将相应的工商注册、电话、网络、有线电视、税务登记等与租赁物业有关的全部手续迁出租赁物业。

5.2.4 party b shall move out of the leased property all procedures related to the leasing property, such as business registration, telephone, Internet, cable TV and tax registration.

6.甲方的义务

6. Obligations of party a

6.1 提供租赁物业

6.1 provide leased property

甲方应按照有关的约定提供租赁物业并保持租赁物业的主体结构部分处于良好的维护状态。

Party a shall provide the leased property in accordance with the relevant agreement and keep the main structure of the leased property in good maintenance condition.

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6.2排除干扰

6.2 interference elimination

除非乙方未履行本合同中所载的应由乙方遵守和履行的条款, 甲方应尽力使乙方免受干扰。

Unless party b fails to perform the provisions contained in this contract which shall be observed and performed by party b, party a shall use its best efforts to protect party b from interference.

6.3承担有关税费、土地使用费

6.3 party b shall bear relevant taxes and fees and land use fees

甲方应当依据法律的规定承担应当负担的税费, 但不需承担根据本合同约定和/或有关中国法律、法规的规定应由乙方支付的税项和费用。

Party a shall bear the applicable taxes and fees in accordance with the provisions of laws, but shall not bear the taxes and fees payable by party b in accordance with the provisions of this contract and/or relevant Chinese laws and regulations.

6.4关于装饰

6.4 about decoration

在甲方认为必要时, 对租赁物业的公共区域进行一切必要的装饰。

Party a shall make all necessary decorations to the public areas of the leased property when it deems necessary.

6.5承担维修和保养责任

6.5 assume maintenance responsibility

6.5.1甲方对租赁物业内的主体结构部分承担维修责任。

6.5.1 party a shall be responsible for maintenance of the main structure of the leased property.

6.5.2甲方及/或物业服务公司对租赁物业内甲方设备进行计划性检查、维修或保养的, 应提前两日通知乙方( 紧急情况除外), 乙方应予以协助和配合, 甲方及/或物业服务公司在进行维修、保养时, 对于乙方的影响应尽可能地限制在合理范围内。

Tactical fix packs for 6.5.2 party a and/or property services company to lease property within the party a equipment for inspection, repair or maintenance planning, should inform party b two days in advance (except emergency), party b shall assist and cooperate with party a and/or property services company in the repair and maintenance, for the influence of the party b should try to limit within a reasonable range.

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6.5.3因甲方在维修和保养过程中未尽到合理的注意义务所导致乙方产生的直接损失, 由甲方依照本合同约定承担赔偿责任。

6.5.3 if party a fails to fulfill its reasonable duty of care in the process of repair and maintenance, party a shall be liable for compensation in accordance with the contract.

7.乙方的义务

7. Obligations of party b

7.1接受租赁物业、支付租金、支付保证金及其他相关费用

7.1 accept lease of property, pay rent, pay deposit and other related fees

7.1.1乙方应按照约定接收租赁物业。

7.1.1 party b shall receive the leased property in accordance with the contract.

7.1.2乙方依照本合同约定的期限、数额向甲方及物业服务公司支付租金、物业管理费、保证金及其他应缴费用及相应税款。

7.1.2 party b shall pay rent, property management fee, deposit and other payable fees and taxes to party a and the property service company within the term and amount agreed herein.

7.2 遵守规定、条例等

7.2 compliance with regulations, regulations, etc

7.2.1甲方和/或物业服务公司有权不时制定、废除或修改关于国锐广场写字楼管理的租户手册、装修手册及其他规定。

7.2.1 party a and/or the property service company shall have the right to formulate, abolish or modify from time to time the tenant manual, decoration manual and other provisions concerning the office management of guorui plaza.

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乙方应遵守甲方和/或物业服务公司所不时制定或修改的关于国锐广场写字楼管理的租户手册、装修手册及其他规定, 接受物业服务公司的统一管理, 依照合同约定用途使用租赁物业。

Party b shall abide by the tenant manual, decoration manual and other provisions on the office management of guorui plaza developed or modified by party a and/or the property service company from time to time, accept the unified management of the property service company, and use the leased property for the purposes agreed herein.

甲方和/或物业服务公司制定、废除或修改关于国锐广场写字楼管理的租户手册、装修手册及其他规定的, 应当以通告形式告知乙方。

If party a and/or the property service company formulate, abolish or modify the tenant manual, decoration manual and other provisions concerning the office management of guorui plaza, it shall inform party b in the form of notice.

7.2.2遵守政府或其他有关部门关于乙方在租赁物业内的行为及开展其业务的所有法规、规定和要求, 以及关于规范乙方、其雇员、代理、承包商或来访者的行动、行为、事务或事情的所有有关法规、规定和要求, 在违反这些法规、规定和要求时, 赔偿甲方和/或物业服务公司由此所遭受的损失。

7.2.2 abide by government or other relevant departments of party b in behavior and conduct its business within the rental properties of all laws, regulations and requirements, as well as specification to party b, its employees, agents, contractors or visitors actions, behavior, transaction or event of all relevant laws, regulations and requirements, in violation of these laws, regulations and requirements, the compensation for party a and/or property service company for any loss or damage sustained therefrom.

乙方在收到政府或有关部门涉及租赁物业的通知书时, 须即时以书面形式通知甲方。

Party b shall immediately notify party a in writing when it receives the notice from the government or relevant authorities concerning the leasing of the property.

7.2.3由于乙方、其雇员、承包商、代理、来访者的行为或疏忽而导致在租赁物业内或使用租赁物业或其中一部分或在国锐广场写字楼内发生死亡, 人身受伤或财产损失而引起并可能使甲方遭受或招致的一切索赔、要求、诉讼、法律程序、判决、损失和相关开支, 均由乙方承担。

7.2.3 due to party b, its employees, contractors, agents, the behavior of visitors within the rental properties due to negligence or part or use or lease property or death occurs in the office, at the sharp square caused personal injury or property loss and may be suffered or incurred by party a of all claims, demands, suits, legal procedures, judgment, loss and related costs, shall be borne by party b.

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7.2.4乙方或乙方的代理、雇员、承包商或其来访者造成租赁物业、国锐广场写字楼及国锐广场写字楼内的全部财产的一切损失及损坏, 均由乙方承担赔偿责任。

7.2.4 party b shall be liable for all losses and damages caused by party b or its agents, employees, contractors or visitors to the leased property, the office building of guorui plaza and all properties in the office building of guorui plaza.

7.2.5严格遵守安全用电标准。

7.2.5 strictly comply with safe power consumption standards.

7.3内部装修

7.3 internal decoration

7.3.1事先经甲方及物业服务公司书面批准并经政府主管部门批准后, 乙方可在甲方及物业服务公司同意的范围内对租赁物业和/或对其装修、附属设施及设备进行增建增设或改建。

7.3.1 with prior written approval of party a and the property service company and approval of the competent government department, party b may, within the scope agreed by party a and the property service company, add, add or modify the leased property and/or its decoration, ancillary facilities and equipment.

为此乙方应负责向政府主管部门报批, 由此引起的一切费用均由乙方承担。

For this purpose, party b shall be responsible for applying to the competent government authorities for approval, and all expenses incurred thereby shall be borne by party b.

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7.3.2乙方对租赁物业进行任何装修之前, 均应事先将装修工程涉及的各种图纸、设计方案的最终定稿交甲方及物业服务公司并得到上述单位的一致书面同意。

7.3.2 prior to any decoration of the leased property, party b shall submit the final draft of various drawings and design schemes related to the decoration project to party a and the property service company and obtain the unanimous written consent of the above units.

为保证安全, 在没有得到上述单位的一致书面同意之前, 乙方不得进行任何施工。

In order to ensure safety, party b shall not carry out any construction without the unanimous written consent of the above-mentioned units.

对于乙方装修工程涉及的各种图纸、设计方案的最终定稿, 甲方及物业服务公司有权决定是否批准。

Party a and the property service company shall have the right to approve the final draft of all drawings and design schemes related to party b’s decoration project.

即使获得了甲方及物业服务公司的批准, 乙方亦应自行承担因此产生的全部法律责任。

Even if party a and the property service company have obtained the approval, party b shall bear all the legal liabilities arising therefrom.

乙方对内部的装修应符合国锐广场写字楼的风格, 并在整个租期内使其维持同样的状态, 但自然损耗不在此限。

Party b shall decorate the interior in accordance with the style of guorui plaza office building and maintain it in the same condition throughout the lease term, except for natural wear and tear.

为避免异议, 甲方与乙方于此申明如下:

In order to avoid any objection, party a and party b hereby declare as follows:

(1)甲方及物业服务公司批准乙方上述的装修图纸和规格, 并不等于豁免乙方需要在正式进行内部装修之前, 自费的向北京市有关政府相关部门申请批准该已经甲方及物业服务公司批准的装修图纸和规格。

(1) if party a and the property service company approve party b’s above decoration drawings and specifications, it does not mean that party b needs to apply for approval of the decoration drawings and specifications approved by party a and the property service company from the relevant government departments of Beijing at his own expense before formal internal decoration.

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(2) 对乙方不遵守北京市有关政府相关部门批准装修图纸和规格定下的要求和条件而引起的任何后果，甲方及物业服务公司不需承担任何责任。

(2) party a and the property service company shall not be liable for any consequences caused by party b’s failure to comply with the requirements and conditions set forth in the decoration drawings and specifications approved by the relevant government departments of Beijing.

(3) 乙方保障甲方及物业服务公司免受因乙方不遵守此条款而引起的任何损失，包括但不限于律师费、诉讼费、公证费等法律费用。

(3) party b shall protect party a and the property service company from any loss caused by party b’s failure to comply with this clause, including but not limited to attorney’s fees, legal costs, notary fees and other legal fees.

7.3.3优惠期内，乙方须向物业服务公司支付物业管理费、装修押金、装修管理费用等所有涉及物业管理的费用。

7.3.3 during the preferential period, party b shall pay property management fee, decoration deposit, decoration management fee and other related property management fees to the property service company.

7.4维修责任

7.4 maintenance responsibilities

7.4.1租赁期限内，甲方应负责房屋主体结构和房屋原有附属公共设施设备的维护维修，如房屋主体结构或房屋原有公共附属设施设备因自然损耗出现故障或损坏，甲方应在合理期限内进行维修以便房屋或设施设备能够正常使用。

7.4.1 during the term of the lease, party a shall be responsible for the maintenance and repair of the main structure of the premises and the original attached public facilities and equipment of the premises. If the main structure of the premises or the original attached public facilities and equipment of the premises break down or are damaged due to natural losses, party a shall repair and repair the premises or facilities and equipment within a reasonable period of time so that the premises or equipment can be used normally.

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7.4.2 租赁房屋主体结构或房屋原有附属公共设施设备因乙方原因出现故障或损坏，乙方应在甲方要求的合理期限内进行并完成维修工作。

7.4.2 if the main structure of the leased premises or the original attached public facilities and equipment of the premises break down or are damaged for reasons attributable to party b, party b shall carry out and complete the maintenance work within a reasonable period as required by party a.

如果乙方未在规定的期限内进行并完成维修工作，甲方、其雇员或代理就有权进入租赁物业，如果需要，可以强行进行该项工作或修理，而所有费用由乙方支付，因此造成的经济损失由乙方负责赔偿。

If party b fails to carry out and complete the maintenance work within the specified time limit, party a, its employees or agents shall have the right to enter the leased property and, if necessary, force the work or repair to be carried out. All expenses shall be paid by party b and party b shall be liable for compensation for any economic losses caused thereby.

7.4.3 乙方负责租赁物业内除主体结构及公共设备设施外一切原有、自装、改动的设备、设施的维修及日常维护保养，应使上述设备、设施保持良好、清洁和适租状态，并保持租赁物业完好。

7.4.3 party b shall be responsible for the maintenance and daily maintenance of all original, self-installed and modified equipment and facilities in the leased property except the main structure and public equipment and facilities, and shall keep such equipment and facilities in good, clean and rent-friendly condition, and keep the leased property in good condition.

7.5乙方应支付甲方更换或补偿由于乙方、其雇员、承包商、代理或来访者不慎打破或损坏的窗户、玻璃或玻璃幕墙所支出的费用。

7.5 party b shall pay to party a the expenses incurred in replacing or compensating for the broken or damaged Windows, glass or glass curtain wall caused by party b, its employees, contractors, agents or visitors.

7.6 内部装修的损害引起的损失和损坏的赔偿及保险

7.6 compensation and insurance for loss and damage caused by damage of interior decoration

乙方应全面承担由内部装修的损害引起的损失和损坏的赔偿责任。

Party b shall be fully liable for the losses and damages caused by the internal decoration.

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由于乙方、其雇员、承包商、代理或来访者的行为、过错或疏忽对人身或财产造成损失、损坏或伤亡，而乙方理应为此等行为、过错或疏忽负责者，乙方应承担责任。

Party b shall be liable for any loss, damage or injury to person or property caused by the act, fault or negligence of party b, its employees, contractors, agents or visitors for which party b is liable.

此处所指的财产包括但不限于甲方的固定设备和装置。

The property referred to herein includes but is not limited to party a’s fixed equipment and installations.

为了防止以上风险，乙方应在装修前投保安装工程一切险、公众责任险以使甲方避免可能产生不可避免的损失。

In order to prevent the above risks, party b shall, prior to the decoration, insure the installation project against all risks and public liability insurance so that party a may avoid inevitable losses.

这种保险应以乙方的名义投保并特别标明甲方是国锐广场写字楼(包括租赁物业)的出租人。

Such insurance shall be insured in the name of party b and specifically indicate that party a is the lessor of the office building (including the leased property) of guorui plaza.

投保额应与其承租的物业面积相匹配。

The insured amount should match the leased property area.

保险合同应包括这样一个条款：如果没有甲方的事先书面同意，所买的保险及其条件不能取消、修改或受限制。

The insurance contract shall include a clause that the insurance and its conditions shall not be cancelled, modified or restricted without the prior written consent of party a.

乙方应向甲方提供保险单的副本、所付保险金的发票副本和乙方保险公司的确认信，以向甲方证明乙方确已购买了适当的保险，且保险受益人为甲方。

Party b shall provide party a with a copy of the insurance policy, a copy of the invoice paid for the insurance benefits and a confirmation letter from party b’s insurance company to prove to party a that party b has purchased the appropriate insurance and that the beneficiary is party a.

乙方未进行保险投保的,甲方有权拒绝乙方办理入住手续且不承担任何责任。

If party b fails to take out insurance, party a shall have the right to refuse party b to check in without any liability.

7.7 乙方为租赁物业投保

7.7 party b shall insure the leased property

为维护乙方的利益，乙方应购买保险以避免由于来自乙方租赁的区域内部及外部的危害所带来的人身或财产损失、损坏或伤亡。

In order to protect party b’s interests, party b shall purchase insurance to avoid personal or property loss, damage or injury caused by internal and external hazards in the leased area.

为了防止以上风险，乙方应在本合同约定的租赁期间开始前投保公众责任险以及其他可以涵盖上述风险的保险（如需要）。

In order to prevent the above risks, party b shall, prior to the commencement of the lease term agreed herein, take out public liability insurance and other insurances (if necessary) which may cover the above risks.

如果投保的赔付数额无法赔偿甲方损失的，乙方应另外补足。

If the insured amount cannot compensate party a’s loss, party b shall make up the loss separately.

7.7.1 乙方应向甲方（或物业服务公司）提供保险单的副本、所支付保险费的发票副本和乙方保险公司同意承保的确认信，以向甲方证明乙方确已购买了保险，并可以从保险单中查阅到保险单的有效性、有效期、保险覆盖的范围和项目。

7.7.1 should party b to party a (or property services company) to provide a copy of the insurance policy, a copy of the invoice and pay insurance premium by party b, insurance company agreed to the confirmation letter to certify that party b to party a have bought the insurance, and can refer to the policy from the policy effectiveness, validity, and the scope of insurance coverage, and projects.

7.7.2 在租赁期间，乙方应及时向甲方（或物业服务公司）告知任何可能影响保险单内容改变的情况（包括但不限于租赁面积、租赁期的增加/减少）。

7.7.2 during the lease term, party b shall timely inform party a (or the property service company) of any changes that may affect the contents of the insurance policy (including but not limited to the increase/decrease of the leased area and the lease term).

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保险合同还应包括这样一个条款：如果没有甲方的事先书面同意，所买的保险及其条件不能取消、修改或受限制。

The insurance contract shall also include a clause that the insurance and its conditions shall not be cancelled, modified or restricted without the prior written consent of party a.

7.7.3 乙方所投保险需涵盖以下内容：

7.7.3 party b’s insurance shall cover the following:

(1) 采用国内通用的公众责任险保险单；

(1) adopt a public liability insurance policy commonly used in China;

(2) 以甲方和乙方为共同被保险人、受益人；

(2) party a and party b shall be the co-insured and beneficiary;

(3) 保险期间需覆盖整个租赁期；

(3) the insurance period shall cover the whole lease term;

(4)保险单中的投保金额须符合甲方的要求，保单中所列赔偿限额应满足如下要求：

(4) the insured amount in the policy shall meet the requirements of party a, and the indemnity limit listed in the policy shall meet the following requirements:

不超过1000平方米，每次及累计事故赔偿限额不得低于￥3000000；

No more than 1000 square meters, the limit of compensation for each and cumulative accidents shall not be less than ￥3000000;

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超过1000平方米但不超过4000平方米，每次及累计事故赔偿限额不得低于￥5000000；

If more than 1000 square meters but not more than 4000 square meters, the compensation limit for each and accumulated accidents shall not be less than ￥5000000;

超过4000平方米但不超过10000平方米，每次及累计事故赔偿限额不得低于￥8000000；

If it is more than 4000 square meters but not more than 10000 square meters, the compensation limit for each and cumulative accident shall not be less than ￥8000000;

超过10000平方米，每次及累计事故赔偿限额不得低于￥10000000。

If it exceeds 10000 square meters, the compensation limit for each and cumulative accident shall not be less than ￥10000000.

(5) 保险单需包含下列特别附加条款：火灾和爆炸条款；

(5) the insurance policy shall contain the following special additional clauses: fire and explosion clauses;

建筑物改变条款；

Building change clause;

广告及装饰装置责任条款；

Advertising and decoration liability clause;

人身侵害责任条款；

Article of liability for personal injury;

车辆装卸责任条款；

Vehicle loading and unloading liability clause;

交叉责任条款；

Cross liability clause;

放弃代位求偿权条款；

Waiver of subrogation clause;

承租人责任条款。

Tenant’s liability clause.

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7.8 甲方和物业服务公司的进入

7.8 entry of party a and property service company

经在合理时间内（提前两日）事先通知，乙方应允许甲方及其授权的人员和物业服务公司在合理时间内且有乙方人员在场时进入租赁物业以观察租赁物业内状态、盘点固定设备。

Upon notice given within a reasonable time (two days in advance), party b shall allow party a, its authorized personnel and the property service company to enter the leased property within a reasonable time and in the presence of party b’s personnel to observe the status of the leased property and take inventory of fixed equipment.

甲方和物业服务公司在行使此项权利时应尽可能不对乙方造成不合理的干扰。

Party a and the property service company shall try their best not to cause unreasonable interference to party b when exercising this right.

而在遇到紧急情况时，甲方、其雇员或代理及物业服务公司可进入该租赁物业而不加通知；

In case of emergency, party a, its employees or agents and the property service company may enter the leased property without notice;

如有特别危急情况，甲方或物业服务公司可以强行进入，且不必赔偿因此引起的乙方的损失，但应最大限度保护乙方权益。

In case of special emergency, party a or the property service company may enter the premises by force and shall not have to compensate party b for the losses caused thereby, provided that party b’s rights and interests shall be protected to the maximum extent.

为了更好地遵守这一规定，乙方应提前通知甲方有关其租赁物业内其已装置的保安系统及其性质。

In order to better comply with this provision, party b shall notify party a in advance of the security system installed in the leased property and its nature.

7.9 将损坏情况通知甲方

7.9 party a shall be notified of the damage

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如租赁物业内部有任何人员损伤或财产损坏，水管、煤气管道、电气线路或装置、固定设备或其他甲方提供的设施的事故或缺陷，应立即口头和书面通知甲方所委托的物业服务公司。

In case of any personal injury or property damage, accidents or defects of water pipes, gas pipes, electrical lines or installations, fixed equipment or other facilities provided by party a, party a shall immediately notify the property service company entrusted by party a orally and in writing.

7.10 名录牌

7.10 list of card

乙方同意由物业服务公司制作并在指定位置安装统一的名录牌，并根据要求支付制作、安装、修理、变更或更换名录牌的费用。

Party b agrees that the property service company shall make and install a unified directory at the designated location, and pay for making, installing, repairing, changing or replacing the directory as required.

名录牌的安装与设置应遵守物业服务公司的统一管理。

The installation and installation of the directory shall comply with the unified management of the property service company.

7.11 勘察

7.11 survey

在租期届满前6个月内经事先通知并经乙方同意的情况下的任何合理时间内且乙方人员在场，允许拟承租租赁物业的新乙方或使用者勘察场地。

Allow the new party b or user of the leased property to survey the site at any reasonable time within 6 months prior to the expiration of the lease term with prior notice and consent of party b and the presence of party b’s personnel.

7.12 承包商、雇员、代理及来访者

7.12 contractors, employees, agents and visitors

对乙方所有的承包商、雇员、代理和来访者的行为、忽略、疏忽和过错，视同乙方自身的行为、忽略、疏忽和过错，乙方要向甲方及其他受害方负责，承担由此而引致的赔偿责任。

All ACTS, omissions, omissions and faults of all contractors, employees, agents and visitors of party b shall be deemed to be party b’s own ACTS, omissions, omissions and faults, and party b shall be liable to party a and other injured parties and shall be liable for compensation arising therefrom.

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7.13 租赁物业的交还

7.13 surrender of leased property

7.13.1 在租期届满的情况下，于本合同到期日时，乙方将租赁物业恢复至本合同附件一和附件二规定之标准状况，同时交还归甲方所有之租赁物业内部所有固定设备、装置以及一些附加设备，并使这些设备装置保持良好、清洁、可出租状态，但乙方或先前的乙方的财产、装修、固定设备和装置及附加设备，无论是在本合同租期内还是在任何以前的租期内安置或安装的，乙方都必须在本合同到期日前移走并承担相应费用。

7.13.1 in the case of the expiration of the lease, the due date of this contract, party a will lease property back to the provisions of this contract in attachment 1 and attachment 2 of the standard condition, and return to party a all the rental properties of internal all fixed equipment, devices, and some additional equipment, and makes the equipment keep good, clean, available, but the property of party b or the previous party b, decorate, fixed equipment and devices, and additional equipment, both within the lease in this contract and in any previously placed within the lease or installation, party b must go forward due under this contract and bear the corresponding costs.

乙方应对该搬迁对场地或物业造成的任何损害进行修复，包括修补或填平。

Party b shall repair any damage to the site or property caused by such relocation, including repair or filling.

同时，乙方应向甲方交出乙方持有进入租赁物业的各个部份的所有钥匙。

At the same time, party b shall hand over to party a all the keys to each part of the leased property held by party b.

此外，若在租期届满后，仍有属于乙方或先前的乙方的物品、固定附着物或装置遗留或弃置在租赁物业内，甲方有权(但无义务)在不另行通知乙方的情况下处理或处置此等物品，所涉及费用由乙方负担，甲方亦无需就该处置或任何其他处理方法造成的任何损失或损毁向乙方或任何其他人士负责。

In addition, if after the expiration of the lease, there are still belongs to party b or party b’s previous articles, fixtures or device legacy or disposed within the leased property, party a shall be entitled to (but no obligation) in the case of without prior notice to party b treatment or disposal of such items, costs involved borne by party b, party a also need not just to the disposal of, or any other treatment methods for any loss or damage to party b or any other person in charge.

在移走过程中如对甲方或任何其他第三人造成损害，乙方承担赔偿责任。

If any damage is caused to party a or any other third party during the removal, party b shall be liable for compensation.

7.13.2 在提前终止本合同的情况下，在本合同终止后5日内，乙方将租赁物业恢复至本合同附件一和附件二规定之标准状况，同时交还归甲方所有之租赁物业内部所有固定设备、装置以及一些附加设备，并使这些设备装置保持良好、清洁、可出租状态，但乙方或先前的乙方的财产、装修、固定设备和装置及附加设备，无论是在本合同租期内还是在任何以前的租期内安置或安装的，乙方都必须在上述期限之前移走并承担相应费用。

7.13.2 in the case of early termination of this contract, in 5 days after termination of this contract, party b will lease property back to the provisions of this contract in attachment 1 and attachment 2 of the standard condition, at the same time return the rental property owned by party a within all fixed equipment, devices, and some additional equipment, and makes the equipment keep good, clean, available, but the property of party b or the previous party b, decorate, fixed equipment and devices, and additional equipment, both within the lease in this contract and in any previously placed within the lease or installation, party b must be removed before the deadline and bear the corresponding costs.

乙方应对该搬迁对场地或物业造成的任何损害进行修复，包括修补或填平。

Party b shall repair any damage to the site or property caused by such relocation, including repair or filling.

同时，乙方应向甲方交出乙方持有进入租赁物业的各个部份的所有钥匙。

At the same time, party b shall hand over to party a all the keys to each part of the leased property held by party b.

此外，在上述5日的期限届满后仍有属于乙方或先前的乙方的物品、固定附着物或装置遗留或弃置在租赁物业内，甲方有权(但无义务)在不另行通知乙方的情况下处理或处置此等物品，所涉及费用由乙方负担，甲方亦无需就该处置或任何其他处理方法造成的任何损失或损毁向乙方或任何其他人士负责。

In addition, in the 5 days after the expiry of the time limit of the above are still belongs to party b or party b’s previous articles, fixtures or device legacy or disposed within the leased property, party a shall be entitled to (but no obligation) in the case of without prior notice to party b treatment or disposal of such items, costs involved borne by party b, party a also need not just to the disposal of, or any other treatment methods for any loss or damage to party b or any other person in charge.

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在移走过程中如对甲方或任何其他第三人造成损害，乙方承担赔偿责任。

If any damage is caused to party a or any other third party during the removal, party b shall be liable for compensation.

7.13.3 尽管有前述第7.13.1、7.13.2款的规定，在有关约定的期限届满后，甲方及物业服务公司仍有权及不须向乙方负任何责任切断所租赁物业的公用事业（包括但不限于水、电、空调）的供应。

7.13.3 notwithstanding the foregoing clauses 7.13.1 and 7.13.2, party a and the property service company shall have the right and no obligation to party b to cut off the supply of public utilities (including but not limited to water, electricity and air conditioning) of the leased property after the expiration of the term hereof.

7.13.4 经甲方事先书面批准乙方可不必履行本条款第7.13.1、7.13.2款规定的拆除租赁单元内的装饰、装修的义务，在这种情况下，乙方租赁单元内的装饰、装修归甲方所有而甲方无须给乙方任何补偿。

7.13.4 with the prior written approval of party a, party b may not perform the obligation of dismantling the decoration and decoration in the leasing unit as stipulated in article 7.13.1 and 7.13.2. In such case, the decoration and decoration in the leasing unit shall belong to party a and party a shall not give any compensation to party b.

7.14 恶劣天气预防措施

7.14 precautions against severe weather

采取任何合理的预防措施以使租赁物业免遭风暴、大雨、大雪、室外低于摄氏5度或类似恶劣天气的侵袭。

Take any reasonable precautions to protect the leased property from storms, heavy rain, snow, outdoor weather below 5 ° c or similar inclement weather.

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在以上各种恶劣气候下，特别要保证所有外面的门窗均处在关闭状态，否则因此引发的风险及损失均由乙方承担。

In case of any of the above adverse weather conditions, it is especially necessary to ensure that all external doors and Windows are in a closed state. Otherwise, party b shall bear all risks and losses arising therefrom.

7.15 进行商业活动

7.15 conduct commercial activities

在国锐广场写字楼内，乙方不得进行任何损害国锐广场写字楼商誉及声誉的商业活动。

In the office building of guorui plaza, party b shall not conduct any commercial activities damaging the goodwill and reputation of the office building of guorui plaza.

7.16 汇率

7.16 the currency

如果乙方从境外用美元汇款支付本合同的相关费用，则汇率按照当天中国人民银行公布的美元兑人民币的中间价结算。

If party b remits the relevant fees hereunder in usd from abroad, the exchange rate shall be settled according to the central parity rate between usd and RMB published by the People’s Bank of China on the same day.

8. 限制及禁止

8. Restrictions and prohibitions

8.1 安装及变更

8.1 installation and change

8.1.1 未经甲方和／或物业服务公司事先书面同意，乙方不得安装、设置或变更在租赁物业内或其他任何部分的任何固定设备、间隔或其他设施；

8.1.1 without the prior written consent of party a and/or the property service company, party b shall not install, install or change any fixed equipment, spacer or other facilities in the leased property or any part thereof;

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不得或不允许在电力线路、管道和设施上安装任何设备和附加物，或安装及允许安装任何超过楼面原设计的负荷量的、或者需额外增添电力线路或管道的设备、装置或机械，或者其用电不通过乙方的电表计量的设备、装置。

No equipment or additions shall or shall not be installed on the power lines, pipelines and facilities, or any equipment, installation or machinery which exceeds the load of the original floor design or requires additional power lines or pipelines, or whose electricity is not measured by party b’s meter.

8.1.2 在进行经批准的工程时，乙方应遵守并要求其委托的施工相关各方遵守甲方和／或物业服务公司的管理及相关的规定，并与同时在国锐广场写字楼内开展其他类似工作的施工各方（如有）避免矛盾、冲突。

8.1.2 during the execution of the approved project, party b shall comply with and require all the construction parties entrusted by party b to comply with the management and relevant regulations of party a and/or the property service company, and shall avoid conflicts and conflicts with all the construction parties (if any) carrying out other similar work in the office building of guorui plaza at the same time.

8.1.3 为保障写字楼内大系统正常稳定运行，空调、消防工程、网络工程只能由甲方和／或物业服务公司指定或认可的承包商进行施工及改造。

8.1.3 in order to ensure the normal and stable operation of the large system in the office building, the air conditioning, fire fighting and network engineering can only be constructed and transformed by party a and/or the contractor designated or approved by the property service company.

乙方已知悉微波宽带形式的网络会影响写字楼其他租户正常使用网络，同时影响甲方和／或物业服务公司对于写字楼的正常管理，因此乙方同意不使用微波宽带形式的网络。

Party b has known that the network in the form of microwave broadband will affect the normal use of the network by other tenants of the office building and also affect the normal management of the office building by party a and/or the property service company, so party b agrees not to use the network in the form of microwave broadband.

8.2 标志的张贴

8.2 Posting of signs

8.2.1 乙方未经甲方同意不得在公共区域悬挂、装置、张贴、陈列任何告示牌、标志、装饰物、广告招牌、标语、海报、旗帜、商品和其他文字材料及设计图案或其他制品；

8.2.1 without the consent of party a, party b shall not hang, install, post or display any notice boards, signs, decorations, advertising signs, slogans, posters, flags, commodities, other written materials, design patterns or other products in public areas;

亦不得在租赁物业内部悬挂、装置、张贴、陈列任何告示牌、标志、装饰物、广告招牌、标语、海报、旗帜、商品和其他文字材料及设计图案或其他制品等使得其能被从室外看到。

It is also prohibited to hang, install, put up or display any notice board, sign, decoration, advertisement sign, slogan, poster, banner, commodity and other written materials and design patterns or other products in the leased property so that they can be seen from the outside.

8.2.2经过甲方同意的，乙方保证其广告及相关设施的合法性，若该等广告或相关设施的设立须经政府主管部门审核的，乙方应自行完成该等手续。

8.2.2 with the consent of party a, party b shall guarantee the legality of its advertisements and related facilities. If the establishment of such advertisements or related facilities is subject to the examination and approval of the competent government authorities, party b shall complete such procedures by itself.

8.3 非法或不道德的使用

8.3 illegal or immoral use

不得也不能允许将租赁物业用于非法或不道德的用途，或因乙方的行为影响甲方正常的经营活动。

The leased property shall not and shall not be allowed to be used for illegal or immoral purposes or to affect the normal business activities of party a due to the behavior of party b.

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8.4 分租转让

8.4 sublease and transfer

未征得甲方同意的情况下，乙方不得以任何理由和形式全部或部分转让、转租、放弃或出让租赁物业或其任何部分或其任何权益，也不允许任何安排或交易，其结果使不是本合同一方的人获取或享有租赁物业或其任何部分的使用权、租用权和占有权，而不论这种获取是否已付租金或其他对价。

Without consent of party a, party b shall not, in whole or in part for any reason and form transfer, sublet, giving up or giving the lease property or any part thereof or any of its rights and interests, also does not allow for any arrangement or transaction, the result that is not the contract party to obtain or a rental property or any part thereof, the lease of the right to the use and possession, regardless of whether or not such access has been pay the rent or any other consideration.

8.5 违反保险规定

8.5 breach of insurance regulations

不做也不能允许做使国锐广场写字楼所投保的火险、其他风险和第三者责任险无效或可能使其无效的任何行为和事情。

Do not do nor allow to do any ACTS and things that make the fire insurance, other risks and third party liability insurance of guorui plaza office building invalid or may make it invalid.

不做也不能允许由于这些行为和事情使保险费增加，如果由于乙方所为或所允许的行为和事情使得保险费增加，甲方有权要求乙方支付保险费的增加额。

Failure to do so shall not be allowed to increase the premium due to such actions and events. If such actions and events caused by or permitted by party b increase the premium, party a shall have the right to require party b to pay an increase in the premium.

8.6 停车

8.6 the parking

租赁期限内，乙方如需停车位，应与甲方及物业服务公司达成一致并签署《车位租赁协议》，支付相关费用，并与物业服务公司签署《停车场安全管理协议》，停车位使用中应遵守写字楼停车场公共管理制度。

During the lease term, if party b needs parking space, it shall reach an agreement with party a and the property service company, sign the parking space lease agreement, pay the relevant fees, and sign the parking space safety management agreement with the property service company. The use of parking space shall comply with the public management system of the office parking lot.

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8.7 名称的使用

8.7 use of name

未经甲方事先书面批准，乙方不得使用或允许使用甲方或国锐广场写字楼的名称和标识或任何部分，不得也不能允许使用国锐广场写字楼的任何图片、与国锐广场写字楼的名称和标识整体或部分类似的名称或标识以服务于乙方有关的生意、经营及其他目的。

Without the prior written approval of party a, party b shall not use or allow the use of name and logo of party a or the sharp square office building or any part, shall not also can’t allowed to use any image of the sharp square office building, office buildings and the sharp square name and identification of whole or part of a similar name or logo in service to party b the relevant business, management, and for other purposes.

仅用于表明乙方的地址和经营地点的不在此限。

Except where party b’s address and place of business are used only to indicate party b’s address and place of business.

8.8 扰乱或干扰

8.8 disturb or disturb

乙方不得也不允许任何可能对甲方或国锐广场写字楼内其他使用者或租户造成扰乱，也不得干扰邻近的使用者或租户。

Party b shall not and shall not allow any disturbance that may cause to party a or other users or tenants in the office building of guorui plaza, nor shall it interfere with neighboring users or tenants.

8.9 不作招徕

8.9 no solicitation

乙方不得准许乙方之任何雇员或代理人在租赁物业外或国锐广场写字楼内或任何邻近地方开展任何业务招徕或招揽或分派任何单张、通告或宣传物品。

Party b shall not permit any employee or agent of party b to conduct any business outside the leased property or in the office building of guorui plaza or any adjacent place to solicit, solicit or distribute any leaflets, circulars or promotional materials.

9. 免责情形

9. Disclaimer

9.1 在本合同有效期内，有下列情形之一的，甲方在本合同项下及法律规定的责任应予以豁免：

9.1 during the term of validity of this contract, in any of the following circumstances, party a shall be exempted from its liabilities hereunder and those stipulated by law:

9.1.1 国锐广场写字楼内发生的盗窃、抢劫、抢夺、诈骗、恐怖分子制造的恐怖行为等刑事案件造成乙方损失的。

9.1.1 party b suffers losses caused by theft, robbery, robbery, fraud, terrorist ACTS and other criminal cases in the office building of guorui plaza.

9.1.2 由于甲方不能控制的原因致使国锐广场写字楼内诸如电梯、自动扶梯、消防保安设施、中央空调等设备、设施、系统发生故障、破损、中断或水、电等能源发生供应不足，而使乙方及/或其雇员、访客蒙受损失或损害的。

9.1.2 party b and/or its employees and visitors suffer loss or damage due to failure, damage or interruption of equipment, facilities and systems such as elevators, escalators, fire and security facilities, central air conditioners or insufficient supply of water, electricity and other energy in the office building of guorui plaza due to reasons beyond the control of party a.

9.1.3 由于第三方的原因导致甲方不能履行本合同约定之义务的。

9.1.3 party a fails to perform its obligations hereunder due to any third party.

9.1.4 因甲方／或物业服务公司履行管理职责，维修养护、抢修国锐广场写字楼的有关设备设施而暂时性的停水、停电、停止公共设备设施使用等造成损失的。

9.1.4 party a/or the property service company performs management duties, repairs and repairs related equipment and facilities of guorui square office building, and temporarily stops water supply, power failure or use of public equipment and facilities.

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9.1.5 国锐广场写字楼和租赁物业热力、燃气、电和水供应的故障、爆炸及停止而对乙方、使用人及其他人造成的人身或财产的损失或损坏。

9.1.5 loss or damage of life or property caused to party b, users and others by failure, explosion or cessation of the supply of heat, gas, electricity and water of the office building and leased property in guorui plaza.

9.1.6 由于火灾、国锐广场写字楼的任何部分溢水和漏水或雨水进入国锐广场写字楼或租赁物业以及国锐广场写字楼存在的鼠类和其他害虫而对乙方、使用人或其他人造成的人身或财产的损失或损坏。

9.1.6 personal or property loss or damage to party b, users or others caused by fire, overflow or leakage of any part of the office building of guorui plaza or rain water entering the office building or the leased property of guorui plaza or rodents and other pests existing in the office building of guorui plaza.

9.1.7 非甲方原因造成的租赁物业及其租赁物业内的人或物品发生人身伤亡或财产损害。

9.1.7 personal injury or property damage to the leased property or the persons or items in the leased property caused by no reason of party a.

9.1.8 因政府及其他第三方施工而对乙方、使用人或其他人造成的人身或财产的损失或损坏。

9.1.8 personal or property loss or damage caused to party b, users or others due to construction by the government or other third parties.

9.1.9 法律、行政法规规定的或本合同约定的其它免责情形。

9.1.9 other exemptions provided by laws and administrative regulations or agreed herein.

9.2 不可抗力

9.2 force majeure

如果租赁物业由于不可抗力的原因而造成毁坏或致使租赁物业不适于使用或租用时，或一方因为不可抗力的原因不能履行本合同所约定的部分或全部义务时，应在不可抗力发生后的15日内通知对方。

If the leased property is damaged or rendered unfit for use or renting due to force majeure, or either party fails to perform part or all of its obligations hereunder due to force majeure, it shall notify the other party within 15 days after the occurrence of the force majeure.

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由于不可抗力而导致合同无法继续履行时，双方互不承担违约责任。

If the contract cannot be performed due to force majeure, neither party shall be liable for breach of contract.

不可抗力之内容和范畴以《中华人民共和国合同法》规定为准。

The content and scope of force majeure shall be subject to the provisions of the contract law of the People’s Republic of China.

10. 违约责任

10. Liability for breach

10.1违约

10.1 default

乙方发生以下任何情况后，甲方将有权随时单方解除本合同，并可随时进入租赁物业或其任何部分收回整个租赁物业，本合同亦即终止；

If any of the following happens to party b, party a shall have the right to unilaterally terminate this contract at any time and may enter into the leased property or any part thereof to take back the whole leased property at any time, and this contract shall be terminated.

甲方此权利不妨碍其行使由于乙方违约、不遵守或不履行本合同任何条款和条件而进行任何法律诉讼的权利，以及不妨碍根据本合同规定甲方从乙方交纳的保证金中扣减由此而引起的损失的权利和甲方没收保证金的权利：

This right of party a shall not prevent it from exercising its right to take any legal action due to party b’s breach of contract, non-compliance or non-performance of any terms and conditions of this contract, nor from party a’s right to deduct losses caused thereby from the deposit paid by party b and party a’s right to confiscate the deposit as stipulated in this contract:

10.1.1 如果本合同中所规定的租金或保证金或其他应由乙方支付的费用在到期后的15日内仍未支付，无论乙方曾被正式要求清付与否；

10.1.1 if the rent, deposit or other expenses payable by party b as stipulated in this contract are not paid within 15 days after expiration, whether party b has been formally required to pay or not;

10.1.2 改变本合同规定的租赁用途；

10.1.2 change the lease purpose stipulated in this contract;

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利用租赁物业存放危险品或进行不道德、违反公序良俗、违法或犯罪活动；

Use the leased property to store dangerous goods or engage in immoral, public order, illegal or criminal activities;

从事相关政府主管部门不准许开展的活动；

Engaging in activities not permitted by the relevant competent government departments;

10.1.3 未经甲方书面同意，拆改变动租赁物业的主体结构；

10.1.3 tear down or change the main structure of the leased property without party a’s written consent;

10.1.4 未经甲方书面同意，全部或部分转租、转借租赁物业的；

10.1.4 sublease or sub-lease the property in whole or in part without party a’s written consent;

10.1.5 如果乙方破产或作为公司开始清算，或被请求清算以及乙方资不抵债或与债权人做出安排或对乙方租赁物业执行任何法律上的安排；

10.1.5 if party b goes bankrupt or begins liquidation as a company, or is requested to liquidate and party b becomes insolvent or makes arrangements with creditors or performs any legal arrangements for the leased property of party b;

10.1.6 乙方或其雇员、客户的行为对本大厦或大厦其他租户的正常经营构成妨碍，经甲方或者物业管理机构两次警告仍未能消除妨碍的；

10.1.6 the behavior of party b or its employees or customers constitutes an obstacle to the normal operation of the building or other tenants of the building, and party a or the property management agency fails to remove the obstacle after twice warning;

10.1.7 若乙方拟将该租赁物业用于办理乙方新设公司的工商注册登记手续，应提前将新设公司的性质、行业形态、经营范围等必要信息告知甲方，并承诺不使用新设公司进行不道德、违反公序良俗、违法或犯罪活动、或从事相关政府主管部门不准许开展的活动。

10.1.7 if party b intends to the leased property is used for the formalities of industrial and commercial registration for party b to set up a new company, the nature of the new company will be in advance, industry necessary information to inform party a, such as form, business scope and promise not to use a new company in unethical and disgraceful consideration violation, illegal or criminal activities, or engage in relevant government departments to carry out the activities is not allowed.

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甲方仅配合已通过工商注册公司名称预先核准手续的新设公司提供相关注册资料；

Party a shall only cooperate with the newly established company that has gone through the pre-approval procedure for the name of the industrial and commercial registered company to provide relevant registration information;

但如甲方认为新设公司的性质、行业形态、经营范围等足以影响甲方或本大厦的正常运营，即使新设公司已通过工商注册公司名称预先核准手续，甲方也不予配合乙方办理新设公司提供相关注册资料，甲方依据本10.1条行使单方解除权；

But if party a thinks the nature of the new company, industry form, business scope and so on can affect party a or the normal operation of this building, even if the new company is registered by industrial and commercial company name prior approval procedures, party a is not cooperate with party b to deal with a new company provide relevant registration information, the right to unilaterally terminate party a according to this article 10.1;

如乙方欺瞒甲方导致新设公司最终设立，甲方后续发现，或者乙方正常设立公司后从事事项符合第10.1.2款规定的，甲方依据本10.1条行使单方解除权

If party b deceives party a to cause the establishment of the new company and party a subsequently discovers that, or if party b’s activities after normal establishment of the company conform to the provisions of article 10.1.2, party a shall exercise the unilateral termination right pursuant to this article 10.1.

乙方除应按照本合同约定承担违约责任以外，还应当承担甲方因此受到的全部损失；

Party b shall not only bear the liability for breach of contract as agreed herein, but also bear all losses suffered by party a.

本条款上述约定同样适用于乙方转租时，对新承租方的要求；

The above provisions of this article shall also apply to the requirements on the new lessee when party b subleases the lease;

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10.1.8 其他未按照本合同第二部分第1.1.2款关于“新设公司”的相关约定与甲方换签租赁合同的；

10.1.8 party b fails to renew the lease contract with party a in accordance with the relevant provisions of the “newly established company” in paragraph 1.1.2 of part ii hereof;

10.1.9 如果乙方其他违反本合同约定，经甲方书面提示后15日内无改正的；

10.1.9 if party b violates other provisions hereof, it fails to make corrections within 15 days upon written notice from party a;

10.1.10 出现其他可归责于乙方、法律法规允许甲方解除本合同的情形。

10.1.10 other circumstances may be attributed to party b and laws and regulations allowing party a to terminate this contract.

尽管有前述规定，在发生前述任何情况后，甲方及/或物业服务公司仍有权及不须向乙方负任何责任切断所租赁物业的公共事业（包括但不限于水、电、空调）的供应，但必须在48小时前将这一意图通知乙方。

Notwithstanding the foregoing, party a and/or the property service company shall have the right and no liability to party b to cut off the supply of public utilities (including but not limited to water, electricity and air conditioning) of the leased property after the occurrence of any of the foregoing, provided that such intention shall be notified to party b 48 hours in advance.

甲方及/或物业服务公司因切断以及再接通公共事业（包括但不限于水、电、空调）的供应而引起的相关费用将由乙方支付，可向乙方索回此欠款或根据本合同的规定，从乙方所交纳的保证金中扣除。

Party a and/or the property service company shall pay the related expenses caused by cutting off and reconnecting the supply of public utilities (including but not limited to water, electricity and air conditioning), and may claim the arrears from party b or deduct the deposit paid by party b according to the provisions of this contract.

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10.2 提前解约

10.2 early termination

10.2.1 除非依据法律规定或本合同另有约定,甲方或乙方单方解除本合同的行为应被视作违约，应承担相应的违约责任。

10.2.1 unless otherwise provided by law or agreed herein, party a or party b’s unilateral termination of this contract shall be deemed as breach of contract and shall be held liable for breach of contract accordingly.

10.2.2 在乙方遵守并履行本合同约定之前提下，若甲方单方解除本合同或因甲方原因（免责条款除外）导致本合同目的无法实现的，甲方应当向乙方返还保证金，按照当月未履行租赁合同天数与当月的完整天数的比例退还当月乙方已付租金，同时甲方需另外向乙方支付相当于当租赁年度3个月租金金额的违约金。

10.2.2 in premise of party b to comply with and perform this contract, if party a unilaterally terminate this contract or due to party a (except disclaimer) failure to achieve a purpose of this contract, party a shall return the deposit to party b, according to the month is in breach of the lease contract number and the month in proportion to the whole days refund party b has to pay the rent during the month, at the same time, party a shall pay to party b equivalent to other when leasing year three months rent amount of liquidated damages.

10.2.3 乙方单方解除本合同或因乙方原因导致甲方单方解除本合同的，甲方除有权将全部保证金和已缴纳的租金作为违约金的一部分收取外，并有权要求乙方另行支付相当于当租赁年度3个月租金金额的违约金。

10.2.3 if party b unilaterally terminates this contract or party a unilaterally terminates this contract due to reasons attributable to party b, party a shall have the right to collect all the deposit and the paid rent as part of the liquidated damages, and shall have the right to require party b to pay liquidated damages equivalent to the amount of rent for three months of the lease year.

除此之外，乙方应按照本合同第二部分第2.1条之约定补足优惠期内应支付的租金及欠缴的各项费用。

In addition, party b shall, in accordance with article 2.1 of part ii hereof, make up the rent payable and all other unpaid fees during the preferential period.

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10.2.4 为避免疑义，乙方在本合同项下支付的违约金、滞纳金、赔偿金等所有费用均为含增值税的金额。

10.2.4 for the avoidance of doubt, all expenses paid by party b hereunder including liquidated damages, late fees, compensation, etc. shall be the amount of VAT.

10.3 甲方或物业服务公司按本合同规定形式向乙方发出收回租赁物业的书面通知后，乙方应在5日内完成腾退，每逾期一日，按照租赁物业当期租赁年度日租金标准向甲方支付违约金，逾期超过7日，甲方有权处理租赁物业内任何遗留物品而不须向乙方负任何责任。

10.3 according to the provisions of this contract party a or the property service company form send back the lease property after written notice to party b, party b should be completed within 5 days back room, each day overdue, according to the current rental property rental year day rent standard pay liquidated damages to party a, overdue more than 7 days, party a has the right to handle the premises any legacy items without any liability to party b.

10.4 甲方或物业服务公司收取租金、物业管理费和装修管理费，不视为甲方放弃对乙方违约、不遵守或不履行乙方应遵守和履行条款和条件所提起诉讼的权利。

10.4 the collection of rent, property management fee and decoration management fee by party a or the property service company shall not be deemed as a waiver of party a’s right to file a lawsuit against party b for breach of contract, non-compliance or non-performance of the terms and conditions to be observed and performed by party b.

10.5 乙方或使用者的雇员、来访者、承包商、代表或代理的任何行为、不履行、忽略和疏忽均被视为乙方的行为、不履行、忽略或疏忽。

10.5 any act, omission, omission or omission of employees, visitors, contractors, representatives or agents of party b or users shall be deemed to be an act, omission, omission or omission of party b.

10.6 在不影响发生违约后甲方的其他权利和补偿措施的情况下，如果本合同下的租金、保证金或其部分没有按照本合同的方法和时间支付，乙方则须按照应付费用每日千分之二的比例支付违约金，该违约金以拖欠的具体天数计算。

10.6 without prejudice to party a’s other rights and compensation measures after the breach, if the rent, deposit or part thereof is not paid according to the method and time hereof, party b shall pay a penalty equal to two thousandths of the payable amount per day, which shall be calculated on the specific days in arrears.

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10.7 乙方不能在租期届满及/或在提前终止本合同后30日内将相应的工商注册和税务登记等与租赁物业有关的全部手续、迁出租赁物业的，每延误一日，乙方按照租赁物业当期租赁年度日租金标准支付甲方违约金。

10.7 if party b fails to complete all procedures related to the leased property such as industrial and commercial registration and tax registration and move out of the leased property within 30 days upon expiration of the lease term or early termination of this contract, party b shall pay party a liquidated damages according to the daily rental standard of the current lease year for each day delayed.

11. 其他

11. Other

11.1只要对国锐广场写字楼的经营管理与维修有利，甲方或物业服务公司有权随时以书面形式向乙方公布、介绍、修改、采纳或废除任何规章。

11.1 party a or the property service company has the right to publish, introduce, modify, adopt or abolish any regulations to party b in written form at any time as long as it is beneficial to the operation, management and maintenance of Guorui Plaza Office Building.

同时，基于甲方与其所委托的物业服务公司已签订物业管理合同，乙方与甲方签订本合同时即视为接受租赁物业服务公司的管理。

Meanwhile, as party a has signed a property management contract with its entrusted property service company, party b shall be deemed to accept the management of the leasing property service company when signing this contract with party a.

双方约定，上述甲方或物业服务公司不时以书面形式向乙方公布、介绍、修改、采纳或废除的规章只是对本合同中的条款和条件的补充，而不得使这些条款和条件丧失效力。

Both parties agree that the above rules and regulations published, introduced, modified, adopted or repealed by party a or the property service company to party b in writing from time to time are only supplements to the terms and conditions hereof and shall not invalidate such terms and conditions.

当这些规章与本合同中的条款和条件发生冲突时，以本合同中的条款和条件为准。

In the event of any conflict between these rules and the terms and conditions of this contract, the terms and conditions of this contract shall prevail.

在合同有效期内，甲方有权另行聘请新的物业服务公司而无需事先征得乙方的同意。

During the term of this contract, party a has the right to hire a new property service company without prior consent of party b.

此类物业服务公司的变更不视为甲方违约，亦不成为乙方不同未来新的物业服务公司签署物业管理委托协议的理由，但物业费用仍按照本合同约定执行。

Any change of such property service company shall not be deemed as party a’s breach of contract, nor shall it be the reason for party b to sign a property management entrustment agreement with any new property service company in the future, but the property fees shall still be subject to the provisions hereof.

11.2 宽容并非放弃权利

11.2 tolerance is not a surrender of rights

11.2.1 甲方对乙方一次或多次不履行、违反、不遵守或不执行本合同的责任的宽容、谅解或宽恕并不代表甲方对乙方持续或再次的不履行、违反、不遵守或不执行放弃权利，也不消除或影响甲方根据本合同因乙方此等持续或其后的不履行或违反而可有的权利或补偿。

11.2.1 party a to party b fails to perform one or more, in violation of, don’t follow, or does not perform the contract responsibility of tolerance, understanding and forgiveness does not on behalf of party a to party b or again fails to perform, in violation of, don’t follow, or does not perform to give up right, also do not affect party a under this contract by party b to eliminate or ongoing or subsequently fails to perform or violate this may be some rights or compensation.

除非甲方以书面签署声明放弃权利外，甲方的任何行为或不行为并不暗示放弃权利，也不应该被推断为放弃权利。

Any act or omission of party a does not imply a waiver of rights and shall not be construed as a waiver of rights unless party a personally signs a waiver of rights in writing.

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任何甲方发出之批准，只适用于其对特定事项明示之批准，不可视为甲方同时放弃其应有之其他权利，也不豁免乙方今后应向甲方申请之其他书面同意。

Any approval given by party a shall only apply to its express approval of specific matters, and shall not be deemed as a waiver of other rights of party a, nor shall party b be exempted from applying to party a for other written consent in the future.

11.2.2 乙方对甲方一次或多次不履行、违反、不遵守或不执行本合同的责任的宽容、谅解或宽恕并不代表乙方对甲方持续或再次的不履行、违反、不遵守或不执行放弃权利，也不消除或影响乙方根据本合同因甲方此等持续或其后的不履行或违反而可有的权利或补偿。

11.2.2 party b to party a fails to perform one or more, in violation of, do not obey or does not perform the contract responsibility of tolerance, understanding and forgiveness does not mean that the party b to party a continuous or again fails to perform, in violation of, don’t follow, or does not perform to give up right, also do not eliminate or affect party b under this contract by party a such sustained or subsequently fails to perform or breach and may be some rights or compensation.

除非乙方以书面签署声明放弃权利外，乙方的任何行为或不行为并不暗示放弃权利，也不应该被推断为放弃权利。

Any act or omission of party b does not imply a waiver of rights and shall not be construed as a waiver of rights unless party b personally signs a waiver of rights in writing.

11.3 本合同规定了当事人达成的全部一致的意思表示，当事人未就甲方、乙方、国锐广场和租赁物业再做任何其他的陈述和保证。

11.3 this contract sets forth the expression of all the agreements reached by the parties, and the parties do not make any other representations and warranties concerning party a, party b, guorui plaza and the leased property.

如果此等陈述或保证在签订本合同之前已明示或默示地做出，均在此放弃。

If such representations or warranties were made, express or implied, prior to the execution of this contract, they are hereby waived.

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本合同生效后，双方如确有其他未尽事宜，应由双方协商一致后通过书面形式另行约定。

After this contract comes into force, if there are other matters not covered herein, they shall be separately agreed upon by both parties in written form after negotiation.

11.4 甲方保留全权决定重新命名国锐广场的权利和在任何时候或随时改变、替换或取消原有名称的权利，而无需对乙方做任何补偿。

11.4 party a reserves the right to rename guorui plaza in its sole discretion and to change, replace or cancel the original name at any time or at any time without any compensation to party b.

但甲方如这样做，应在不少于一个月前给予乙方通知。

However, if party a does so, it shall notify party b at least one month in advance.

11.5 物业产权的转移

11.5 transfer of property rights

甲乙双方特此明确同意：合同期限内甲方有权完全自主地出售、抵押该租赁房屋或所属物业，并有权在不违反国家法律法规的前提下完全自主地与抵押权人协议以折价、变卖或其他方式处分该租赁房屋或所属物业。

Party a and party b hereby agree that during the term hereof, party a shall have the right to sell or mortgage the leased premises or the property owned by party a, and shall have the right to enter into an agreement with the mortgagee to convert into, sell off or dispose of the leased premises or the property owned by party a without violating any national laws and regulations.

甲方发生上述行为时，会在合理期限内通知乙方，乙方无权拒绝甲方的上述行为，并且如有出售行为时，乙方同意放弃相应的优先购买权。

Party a shall notify party b within a reasonable period of time when the aforesaid behavior occurs, and party b shall have no right to reject the aforesaid behavior of party a. In case of any sale, party b shall agree to waive the relevant preemptive right.

11.6 适用法律和管辖权

11.6 governing law and jurisdiction

本合同将受中华人民共和国法律管辖并根据中国法律解释。

This contract shall be governed by and construed in accordance with the laws of the People’s Republic of China.

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因本合同引起或者与之履行有关的全部争议，本合同的任何一方可向国锐广场项目所在地人民法院提起诉讼。

Any party to this contract may file a lawsuit with the people’s court of the place where the project is located due to all disputes arising from or in connection with the performance of this contract.

12. 保密

12. Confidentiality

双方同意未经另一方同意不向任何第三方透露本合同内容，及因履行本合同而获知的对方的商业信息。

Both parties agree not to disclose to any third party the contents of this contract and the business information of the other party which is known from the performance of this contract without the consent of the other party.

但基于服从司法和行政的强制要求除外。

Except on the basis of obedience to judicial and administrative compulsion.

否则，违约方应赔偿对方的损失。

Otherwise, the breaching party shall compensate the other party for its losses.

尽管有以上规定，甲方可将本合同的条款披露给其合伙人、雇员、顾问、律师、会计师、承包商、现有或潜在的物业抵押权人、货款人或买方并不被视为违约行为。

Notwithstanding the foregoing, party a may disclose the terms of this contract to its partners, employees, consultants, lawyers, accountants, contractors, existing or potential mortgagees, payers or buyers of the property and shall not be deemed to be in breach.

尽管有上述规定，乙方可将本合同的条款披露给其合伙人、雇员、顾问、律师、会计师、承包商并不被视为违约行为。

Notwithstanding the foregoing, party b’s disclosure of the terms of this contract to its partners, employees, consultants, lawyers, accountants and contractors shall not be deemed a breach.

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Lease contract of Guorui Plaza Office Building (office)	The third edition in 2019

13.合同的备案登记

13. Record and registration of contracts

本合同签订后，甲乙双方可共同办理备案登记。

After signing this contract, party a and party b can jointly register for the record.

因合同登记而产生的费用由双方按照国家有关规定各自承担。

The expenses arising from the registration of the contract shall be borne by both parties in accordance with the relevant provisions of the state.

14.合同的生效及其他

14. Effectiveness of the contract and other matters

14.1 本合同自双方单位盖章并经法定代表人或授权代表签字之日起生效。

14.1 this contract shall come into force upon being sealed by both parties and signed by legal representatives or authorized representatives.

本合同未尽事宜，经甲方及乙方协商一致，可订立补充条款。

For matters not covered herein, party a and party b may enter into supplementary terms upon mutual agreement.

本合同补充条款及附件均为本合同不可分割的一部分。

Supplementary terms and annexes of this contract are an integral part of this contract.

未经当事人各方书面同意，本合同不得修改。

This contract may not be amended without the written consent of the parties.

14.2 本合同一式肆份，甲方存贰份，乙方存贰份，每份均具有同等效力。

14.2 this contract is made in quadruplicate, with party a holding two copies and party b holding two copies. Each copy shall be equally authentic.

14.3 本合同中“日／天”的概念如无说明均为日历日。

14.3 the concept of “day/day” in this contract shall be calendar days unless otherwise stated.

14.4 对本合同的任何修改，无论是手写体还是印刷体，修改处必须由双方共同签盖确认，否则修改无效。

14.4 any amendment to this contract, whether written or printed, must be signed and confirmed by both parties, otherwise the amendment shall be invalid.

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国税广场写字楼租赁合同( 办公)	2019年第三版
Lease contract of Guorui Plaza Office Building (office)	The third edition in 2019

（本页为签章页，无正文）

(this page is the signature page with no text)

甲方：	乙方：

Party a:	party b:

(Company Seal)	(Company Seal)

Date: July 30, 2019

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国税广场写字楼租赁合同( 办公)	2019年第三版
Lease contract of Guorui Plaza Office Building (office)	The third edition in 2019

附件一：租赁物业标准平面图

Annex I: standard floor plan of leasing property

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国税广场写字楼租赁合同( 办公)	2019年第三版
Lease contract of Guorui Plaza Office Building (office)	The third edition in 2019

附件二：交付清单及交还标准

Annex ii: delivery list and return standard

一、交付清单。

I. delivery list

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